Rule 497(e)
                                                              File Nos. 33-29180
                                                                   and 811-05823

                                   Supplement
                              dated April 14, 2003
                                       to
                       Statement of Additional Information
                             dated November 27, 2002

                                       for

                          Domini Social Equity Fund(R)
                           Domini Social Bond Fund(R)

         The following paragraph replaces the third paragraph under the heading "4. Determination of Net Asset Value; Valuation of Portfolio Securities; Additional Purchase Information":

         Securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the "NOCP"). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Options and futures contracts are normally valued at the settlement price on the exchange on which they are traded.


Cusip # 257132100 and 257132209
DSEF/DSBF-SAI  Supp 4/14/03                           Printed on recycled paper